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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JANUARY 1, 2004, PROVIDING FOR THE ISSUANCE
               OF CITIGROUP MORTGAGE LOAN TRUST, SERIES 2004-HYB1,
                       MORTGAGE PASS-THROUGH CERTIFICATES)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)





               Delaware                               333-107958                              01-0791848
               --------                               ----------                              ----------
     (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
           of Incorporation                          File Number)                       Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                                 10013
------------------                                                                 -----
(Address of Principal Executive Offices)                                        (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635

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

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On January 30, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-HYB1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP as servicer (the "Servicer"), U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3-1 Certificates," the "Class A-3-2 Certificates," the "Class A-4-1 Certificates," the "Class A-4-2 Certificates," the "Class IO-1 Certificates," the "Class IO-3-1 Certificates," the "Class IO-3-2 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $445,748,705.91 as of January 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 29, 2004, among the Depositor as Purchaser, Citigroup Global Markets Reality Corp. and Countrywide Home Loans, Inc.. The "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3-1 Certificates," the "Class A-3-2 Certificates," the "Class A-4-1 Certificates," the "Class A-4-2 Certificates," the "Class IO-1 Certificates," the "Class IO-3-1 Certificates," the "Class IO-3-2 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates" and the "Class R Certificates" (together, the "Underwritten Certificates") were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated January 29, 2004, between the Depositor and the Underwriter.

                  The Underwritten Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 29, 2004, and the Prospectus, dated January 29, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-4 Certificates," the "Class B-5 Certificates" and the "Class B-6 Certificates" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

                                       Initial Certificate Principal
              Class                      Balance or Notional Amount             Pass-Through Rate
              -----                      --------------------------             -----------------
               A-1                            $ 47,931,000.00                       Variable
               A-2                            $ 93,504,000.00                       Variable
              A-3-1                           $ 118,233,500.00                      Variable
              A-3-2                           $ 118,233,500.00                      Variable
              A-4-1                           $ 46,244,000.00                       Variable
              A-4-2                            $ 2,434,000.00                       Variable
              IO-1                            $ 47,931,000.00                       Variable
             IO-3-1                           $ 118,233,500.00                      Variable
             IO-3-2                           $ 118,233,500.00                      Variable
               B-1                             $ 7,356,000.00                       Variable
               B-2                             $ 4,903,000.00                       Variable
               B-3                             $ 2,452,000.00                       Variable
               B-4                             $ 1,783,000.00                       Variable
               B-5                              $ 891,000.00                        Variable
               B-6                             $ 1,783,605.91                       Variable
                R                                   100%                               --

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                                Description
         -----------                                -----------

         4.1 Pooling and Servicing Agreement, dated as of January 1, 2004, among Citigroup Mortgage Loan Trust Inc. as depositor, Countrywide Home Loans Servicing LP as servicer, U.S. Bank National Association as trustee and Citibank, N.A, as trust administrator relating to the Series 2004-HYB1 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2004

                                              CITIGROUP MORTGAGE LOAN
                                              TRUST INC.


                                              By: /s/ Matthew R. Bollo
                                                  ----------------------------
                                              Name:   Matthew R. Bollo
                                              Title:  Assistant Vice President

                                Index to Exhibits




    Exhibit No.                             Description
    -----------                             -----------
        4.1 Pooling and Servicing Agreement, dated as of January 1, 2004, among Citigroup Mortgage Loan Trust Inc. as depositor, Countrywide Home Loans Servicing LP as servicer, U.S. Bank National Association as trustee and Citibank, N.A, as trust administrator relating to the Series 2004-HYB1 Certificates.

                                   Exhibit 4.1